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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  April 4, 2005
                Date of Report (date of earliest event reported)

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                            RASER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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             UTAH                         0-306567                87-0638510
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                      5152 North Edgewood Drive, Suite 375
                                Provo, Utah 84604
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                    (Address of principal executive offices)


                                 (801) 765-1200
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              (Registrant's telephone number, including area code)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year.

         On April 4, 2005, Raser Technologies, Inc. (the "Company") filed a Certificate of Designation of the Preferences, Rights and Limitations of the Series C Convertible Preferred Stock (the "Certificate of Designation") with the Utah Secretary of Commerce, Department of Corporations and Commercial Code. The Utah Secretary of Commerce, Department of Corporations and Commercial Code declared the Certificate of Designation effective as of April 4, 2005.

         The Certificate of Designation provides for the rights of the Series C Convertible Preferred Stock of the Company (the "Series C Preferred Stock"). Pursuant to the Certificate of Designations, the shares of Series C Preferred Stock are convertible at the option of the holders into shares of the Company's Common Stock (the "Common Stock"), and are initially convertible into shares of Common Stock at an initial conversion price of $24.00 per share (the "Initial Conversion Price"). The Initial Conversion Price is subject to broad-based weighted average anti-dilution adjustment to account for certain issuances of securities at a purchase price less than the conversion price then in effect. In addition, the Initial Conversion Price is subject to certain price-based adjustments pursuant to the terms of the Certificate of Designation.

         The shares of Series C Preferred Stock will automatically convert into shares of Common Stock at the then-applicable conversion price on the date 60 days after the effective date of a registration statement filed for the registration of the shares of Common Stock underlying the Series C Preferred Stock, subject to the satisfaction of certain conditions described in the Certificate of Designation (the "Automatic Conversion"). The shares of Series C Preferred Stock may be converted into shares of Common Stock at the option of the holders at any time prior to the Automatic Conversion.

         In the event that the Company is required to issue more than an aggregate of 833,333 shares of Common Stock (the "Company Limit") to effect the conversion of the shares of the Series C Preferred Stock into shares of Common Stock, Mr. Kraig Higginson, Chairman of the Board of Directors of the Company, has agreed to transfer to the Company up to an aggregate of 2 million shares of Common Stock in excess of the Company Limit. In the event that the conversion of the shares of Series C Preferred Stock results in the issuance by the Company of more than an aggregate of 2,833,333 shares of Common Stock (the "Aggregate Limit"), the Company is required to redeem out of legally available funds such shares of Common Stock issued by the Company in excess of the Aggregate Limit at the then-applicable conversion price.

         The foregoing descriptions of the Certificate of Designation and the rights of the Series C Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designation, a copy of which is filed as an exhibit hereto and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibits are filed herewith:

     Exhibit
     Number                 Exhibit Title
     ---------------        -------------------------------------------------

     4.6* Certificate of Designation of Preferences, Rights and Limitation of Series C Convertible Preferred Stock

         * Incorporated by reference to Exhibit 4.6 filed with the Company's Current Report on Form 8-K (No. 000-30657) on April 7, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RASER TECHNOLOGIES, INC.



                                         /s/ William Dwyer
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                                         William Dwyer
                                         Chief Financial Officer



Dated: April 8, 2005


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Index to Exhibits

Exhibit
Number                     Exhibit Title
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4.6*                       Certificate of Designation of Preferences, Rights and
                           Limitation of Series C Convertible Preferred Stock

         * Incorporated by reference to Exhibit 4.6 filed with the Company's Current Report on Form 8-K (No. 000-30657) on April 7, 2005.





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